PROMISSORY  NOTE
                                ----------------


$46,603.00                                                    New York, New York
                                                              March  26,  2000


     FOR VALUE RECEIVED, M.I. Garcia Cuesta, an individual residing at Jesus del Monte #67, Casa 36, Huixquilucan, Estados de Mexico, Mexico the ("Borrower"), hereby promises to pay to the order of Penn Octane Corporation, a Delaware corporation (the "Lender"), at its offices located at 77-530 Enfield Lane, Bldg D, Palm Desert, California 92211, or at such other place as the Lender shall designate, the principal amount of Forty Six Thousand Six Hundred and Three Dollars ($46,603.00) on April 30, 2001. The Borrower shall pay interest on the unpaid principal amount hereof from the date hereof until paid, at a rate of ten percent (10.00%) per annum, to be paid in arrears on April 30, 2001.

     Should the indebtedness represented by this Promissory Note or any part thereof be collected at law or in equity or in bankruptcy, receivership or other similar court proceedings or this Promissory Note be placed in the hands of attorneys for collection before or after maturity, the Borrower, its successors and assigns, agree to pay, in addition to the principal and interest due and payable hereon, reasonable attorneys' and collection fees.

     If the Borrower shall fail to make payment of any installment of interest on this Promissory Note when due, and if such default is not cured within ten
(10) days thereafter, or if the Borrower shall become insolvent or a voluntary or uncontroverted petition shall be filed under the Federal Bankruptcy Code or other similar Federal or state law dealing with arrangements for the relief of creditors with respect to the Borrower (in each case, an "Event of Default"), and in any such event, the holder shall have the right without notice to the Borrower to declare this Promissory Note with accrued interest hereon to be immediately due and payable (whether or not then due by the stated terms hereof), whereupon the same shall become and be immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower.

     This Note is secured by and entitled to the benefits of a Pledge and Security Agreement dated the date hereof pursuant to which Borrower's obligations hereunder are secured by fifteen thousand (15,000) shares of Common Stock, $0.01 par value, of the Lender owned by Borrower.

     No waiver by the holder of any breach of any covenant of the Borrower herein contained or any term or condition hereof shall be construed as a waiver of any subsequent breach of the same or of any other covenant, term or condition herein.

     This Promissory Note shall be deemed to have been made under, and in all respects shall be governed by and construed in accordance with, the laws of the State of New York.


                                           ---------------------------
                                           M.I.  Garcia  Cuesta

                          PLEDGE AND SECURITY AGREEMENT


     PLEDGE AND SECURITY AGREEMENT dated as of March 26, 2000, made by M.I. Garcia Cuesta ("Borrower") in favor of Penn Octane Corporation, a Delaware corporation (the "Corporation"), for the benefit of the Corporation.


                              W I T N E S S E T H:
                              - - - - - - - - - -


     WHEREAS, on March 26, 1997 in connection with the exercise by Borrower of warrants to purchase 15,000 shares of Common Stock, $0.01 par value, of the Corporation (the "Common Stock") for $1.25 per share, the Corporation accepted a three-year promissory note dated March 26, 1997 (the "Promissory Note") from Borrower in the amount of $37,350 bearing interest at the rate of 8.25% per annum, payable annually, and subject to the terms and conditions set forth in the Promissory Note; and

     WHEREAS, in connection with the Promissory Note, Borrower granted a security interest in certain shares of Common Stock owned by Borrower to secure, equally and ratably, the prompt and complete payment when due of all Borrower's payment obligations under the Promissory Note (the "Secured Obligations") and the performance and observance by Borrower of the covenants, obligations and conditions to be performed and observed by Borrower pursuant to the Promissory Note;

     WHEREAS, on March 26, 2000, in exchange for the Promissory Note, the Company agreed to accept a New Promissory Note from the Borrower in the amount of $46,603 (the "New Promissory Note"), representing all amounts then owing under the Promissory Note, bearing interest at the rate of 10% per annum. Principal and accrued interest is due on April 30, 2001, and subject to the terms and conditions set forth in the New Promissory Note.

     WHEREAS, Borrower has agreed to continue to grant a security interest in certain shares of Common Stock owned by Borrower to secure, equally and ratably, the prompt and complete payment when due of all Borrower's payment obligations under the New Promissory Note (the "Secured Obligations") and the performance and observance by Borrower of the covenants, obligations and conditions to be performed and observed by Borrower pursuant to the New Promissory Note;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereto agree as follows:

1.   Definitions.
     ------------

     (a) The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section references are to this Agreement, unless otherwise specified.

     (b) Unless otherwise defined herein, all terms defined in Article 8 and 9 of the Uniform Commercial Code in effect as of the date hereof in the State of New York (the "Uniform Commercial Code") are used herein as therein defined.

2.   Grant  of  Security  Interest.
     ------------------------------

     (a) To secure the prompt and complete payment when due to all Secured Obligations, now existing or hereafter arising, and the performance and observance by Borrower of the covenants, obligations and conditions to be performed and observed by Borrower pursuant to the New Promissory Note, Borrower hereby assigns and pledges to the Corporation and grants to the Corporation a continuing security interest in all of its right, title and interest in and to fifteen thousand (15,000) shares of Common Stock of the Corporation owned by Borrower (the "Pledged Stock") and the certificates representing such Pledged Stock, and all dividends, cash rights, instruments and other property and all proceeds of every kind thereof (whether the same are now owned or exist or arise or are acquired before or after the date hereof) from time to time received, receivable or otherwise distributed in respect of or in exchange for, any or all of the Pledged Stock (whether the same are now owned or exist or arise before or after the date hereof) (the Pledged Stock together with all such certificates, dividends, cash, rights, instruments, property and proceeds, being hereinafter referred to as the "Pledged Stock Collateral").

     (b) Borrower hereby delivers to the Corporation, duly endorsed in blank or accompanied by appropriate undated stock powers duly executed in blank, all certificates or instruments representing or evidencing the Pledged Stock.

3.     Stock  Dividends,  Distributions,  Etc.  If,  while  this Agreement is in
       ---------------------------------------
effect, Borrower shall become entitled to receive or shall receive any stock, any stock certificate representing same, options, rights or other Property (including, without limitation, any certificate representing a stock dividend or any distribution in connection with any re-capitalization, reclassification, increase or reduction of capital, or issued in connection with any reorganization), whether as an additional to, in substitution of, or in exchange for, any shares of any Pledged Stock Collateral, or otherwise, or any payment or distribution of capital on account of any Pledged Stock Collateral, Borrower agrees to accept the same as the Corporation's agent and to hold the same in trust on behalf of and for the benefit of the Corporation and to deliver the same to the Corporation on or before the close of business on the second
Business Day following the receipt thereof by Borrower, in the exact form received, with the endorsement of Borrower when necessary or appropriate undated stock powers duly executed in blank, to be held by the Corporation, subject to the terms of this Agreement, as additional Pledged Stock Collateral and any cash distribution in connection therewith or cash proceeds therefrom shall be deposited by the Corporation in a segregated account for Borrower (the "Borrower Collateral Account"), and thereafter disposed of in accordance with this Agreement.

4.     Cash  Dividends;  Voting  Rights.  Unless  Borrower  is in default of his
       ---------------------------------
payment obligations under the New Promissory Note for a period of ten (10) days after written notice from the Corporation of such default, Borrower shall be entitled, except as otherwise provided in Section 3, to receive all cash distributions and cash dividends in respect of the Pledged Stock and to exercise all voting and other consensual rights pertaining to the Pledged Stock. Borrower agrees to exercise all such voting and other consensual rights for the purpose not inconsistent with or voilative of the terms of this Agreement. The Corporation shall not have the right at any time to exercise any voting rights with respect to the Pledged Stock; provided, however, that upon the sale or other disposition of the Corporation's interest in the Pledged Stock or any part thereof, any third party purchaser or other transferee shall have the full and unrestricted right to vote the Pledged stock, in any manner permitted by applicable law.

5.     Proxies,  Etc.  The Corporation shall execute and deliver (or cause to be
       --------------
executed and delivered) to Borrower all such proxies and other instruments as Borrower may be reasonable request for the purpose of enabling Borrower to exercise the voting or other rights which Borrower is entitled to exercise pursuant to Section 4 hereof and to receive all distributions and dividends he is authorized to receive and retain pursuant to Section 4 hereof.

6.     Financing  Statement.  Borrower  hereby  agrees to execute such financing
       ---------------------
statements as the Corporation may request, from time to time, with respect to the Pledged Stock Collateral, and take such action as may be required to perfect and keep perfected the security interest in the Pledged Stock Collateral created hereby, and Borrower hereby authorizes the Corporation to execute as its attorney in fact and file any such financing statements on Borrower's behalf.

7.     Rights  of  the  Corporation.  If  Borrower  is in default of his payment
       -----------------------------
obligations under the New Promissory Note and such default is not cured within a period of ten (10) days thereafter, or if Borrower shall become insolvent or a voluntary or uncontroverted involuntary petition shall be filed under the Federal Bankruptcy Code or other similar Federal or state law dealing with arrangements for the relief of creditors with respect to Borrower (in each case, an "Event of Default"), Borrower shall not longer be entitled to receive any cash dividends or distributions in respect of the Pledged Stock or to exercise any voting rights, rights of conversion, exchange or subscription or any other rights, privileges or options pertaining to any shares of the Pledged Stock; and, upon the sale or other disposition of the Corporation's interest in the Pledged Stock or any part thereof, any third party purchaser or other transferee shall have the full and unrestricted right to exercise any and all such rights, privileges or options.

8.   Remedies.
     ---------

     (a) If there shall have occurred an Event of Default, the Corporation may at any time or from time to time exercise in respect of the Pledged Stock Collateral, in addition to all other rights, powers and remedies provided for in
Section 7, at law, in equity or otherwise available to it, all the rights and remedies of a secured party under the uniform Commercial Code and under any other applicable law as in effect in any relevant jurisdiction and, in connection therewith but not in limitation thereof, the Corporation may, without demand for performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale or other disposition) to Borrower or any other Person (all and each of which demands, advertisement and notices are hereby expressly waived), sell, assign, grant an option or options to purchase or otherwise dispose of the Pledged Stock Collateral or any part thereof in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the corporation's offices or elsewhere and at such prices as the Corporation may deem best, for cash, or credit or for future delivery, without assumption any credit risk, free of any claim or right of whatsoever kind (including any right or equity of redemption) of Borrower, which claim, right and equity are hereby expressly waived and released, and upon such other terms and conditions as the Corporation may deem commercially reasonable, provided, however, that Borrower shall not be credited
                          -----------------
with the net proceeds of any such credit sale or future delivery until the cash proceeds thereof are actually received by the Corporation and are applied to the Secured Obligations until satisfied.

     (b) Borrower agrees that, to the extent notice of sale or other disposition shall be required by applicable law, at least ten (10) days' notice to Borrower of the time and place of any public sale or other disposition or the time after which any private sale or other intended disposition may be made. Notice shall constitute reasonable notification thereof. Notification need not be given to Borrower if it has signed, after an Event of Default has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Corporation shall not be obligated to make any sale or other disposition of Pledged Stock regardless of notice having been given.

     (c) The Corporation may adjourn any public or private sale or other disposition from time to time by announcement at the time and place fixed therefore, and such sales or other disposition may, without further notice, be made at the time and place to which it was so adjourned. The Corporation shall have the right upon any such public sales or other disposition, to the extent permitted by applicable law, to purchase the whole or any part of the Pledged Stock Collateral so sold or disposed of. Any and all proceeds received by the Corporation in respect part of the Pledged Stock, whether consisting of moneys, checks, notes, drafts, bills of exchange, money orders or commercial paper of any kind whatsoever, shall be deposited by the Corporation in the Borrower Collateral Account and shall be held by the Corporation, to be withdrawn and distributed by the Corporation as provided herein.

     (d) The rights and remedies provided under this Agreement are cumulative and may be exercised singly or concurrently, and are note exclusive of any rights and remedies provided by law or equity.

     (e) Borrower recognizes that the Corporation may be unable to effect a public sales of all or a part of the Pledged Stock Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended, or other federal securities laws, as now or hereafter in effect, or in applicable Blue Sky or other state securities laws, as now or hereafter in effect, but may be compelled to resort one or more private sales to a restricted group or purchasers who own account, for investment and not with a view to the distributions or resale thereof. Borrower agrees that private sales so made may be at prices and one other terms less favorable to the Corporation than if such Pledged Stock Collateral were sold at public sales, and that the Corporation has no obligation to delay sale of any such Pledged Stock Collateral of the period of time necessary to permit the registration of such Pledged Stock Collateral for the period of time necessary to permit the registration of such Pledged Stock Collateral for public sales under such applicable securities laws. Borrower agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

     (f) If the Corporation determines to exercise its right to sell all or any of the Collateral, upon written request, Borrower shall from time to time furnish to the Corporation all such information as the Corporation may request in order to determine the Collateral which may be sold by Borrower as exempt transactions under the federal securities laws.

     (g) The proceeds of the sale of any of the Pledged Stock Collateral sold pursuant to the Section 8 and cash constituting Pledged Stock Collateral received under Section 2(a) shall be applied to the Corporation as follows:

          FIRST:     to  the  payment  of  the costs and expenses of such sales,
          ------
including out-of-pocket expenses of the Corporation and the fees and out-of-pocket expenses of legal advisers employed by the Corporation in connection therewith, and to the payment of all advances made by the Corporation hereunder and payment of all costs and expenses incurred by the Corporation in connection with the administration and enforcement of this Agreement:

          SECOND:     to  the  payment  in  full of the New Promissory Note: and
          -------

          THIRD:     the  balance  (if  any)  of  such proceeds to Borrower, the
          ------
successors or assigns of Borrower, or as a court of competent jurisdiction may direct.

9.     Representations:  No  Disposition,  Etc.  Borrower  hereby represents and
       ----------------------------------------
warrants that it now owns good and marketable title to the Pledged Stock, free and clear of any liens, charges, encumbrances or security interests of any kind whatsoever, and that the Pledge Stock is not subject to any restriction on alienation or transfer, in each case, other than this Agreement, Borrower covenants to defend the right, title and special property of Borrower in and to the Pledged Stock against the claims and demands of all persons whatsoever. Borrower hereby represents, warrants and covenants that Borrower is currently, or shall be, the only owner of the Pledged Stock and that Borrower does not, and will not have, outstanding rights, options, warrants, conversion rights or other commitments or agreements for the purchase or acquisition of the Pledged Stock. Borrower agrees that he will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option or right with respect to, the Pledged Stock Collateral, nor will it create, incur or permit to exist any lien, security interest therein, change or encumbrance with respect to any of the Pledged Stock Collateral, any interest, or any proceeds thereof except as permitted by this Agreement.

10.     Possession  of  the  Collateral.  The  Corporation  shall  hold  in  its
        --------------------------------
possession in the State of California all the Pledged Stock and all other certificates, documents or instruments constituting Pledged Stock Collateral pledged, assigned to transferred hereunder except as form time to time any such certificate, document or instrument may be required for recordation or for the purchase of enforcing or realizing upon any right or value thereby represented; provided, however, that Borrower in his capacity as an officer of the Corporation or otherwise, shall have no ability to assign, release, transfer or otherwise deal with the Pledged Stock Collateral. The Corporation may, from time to time, in its sole discretion appoint one or more agents or trustees (which in no case shall be Borrower or any of his affiliates) to hold physical custody, for the account of the Corporation, of any or all such certificates, documents or instruments.

11.     Collateral  Agreement.  Each of Borrower and the Corporation agrees that
        ----------------------
the parties hereto may supplement, amend or superseded this Agreement with a collateral agreement among the Corporation, Borrower and a third party bank, as trustee, pursuant to which such third party bank shall accept and maintain possession of the Pledged Stock Collateral until such time as the Secured Obligations shall have been satisfied.

12.     Further  Assurance.  Borrower agrees that at any time and from time upon
        ------------------
the written request of the Corporation, Borrower will execute and deliver such further documents, including a collateral agreement appointing a trustee other than the Corporation and necessary financing statements, and do or cause to be done such further acts and things as the Corporation may be reasonable request in order to effect the purposes of this Agreement.

13.     Release  of  Security  Interest.  Upon  termination  of  this  Agreement
        --------------------------------
pursuant to Section 17 hereof, the security interest granted hereby shall terminate. Upon any such termination, the Corporation will, at Borrower's expense, execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination including without limitation, duly executed Uniform Commercial Code termination statement.

14.  Limitation  by  Law;  Severability.
     -----------------------------------

     (a) All rights, remedies and power provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement illegal, invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

     (b) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

15.     Waivers,  Amendments.  None of the terms or provisions of this Agreement
        ---------------------
may be waived, altered, modified or amended by any act, delay, omission or otherwise, except by an instrument in writing which is duly executed by Borrower and the Corporation. Any such waiver, alteration, modification or amendment shall be valid only to the extent therein set forth. A waiver by the Corporation of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right, remedy or power, which the

Corporation would otherwise have on any future occasion. No failure to exercise not any delay in exercising on the part of the corporation, any right, remedy or power under this Agreement, shall operate as a waiver thereof; further, no single or partial exercise of any right, remedy or power under this Agreement shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power.

16.     Binding  Effect; Successor and Assigns.  This Agreement shall be binding
        ---------------------------------------
upon and inure to the benefit of the parties hereto and shall inure to the benefit of the Corporation its successors and assigns and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or any Pledged Stock Collateral.

17.     Termination  of  This  Agreement.  This  Agreement  shall  terminate
        ---------------------------------
simultaneously  with the payment in full of all principal and interest due under
        -
the New Promissory Note and, upon such termination, any Pledged Stock Collateral held hereunder shall be released and delivered to Borrower or at his direction.

18.     Notices.  All  notices  or other communications hereunder shall be given
        --------
in  the  following  manner.

If  to  the  Corporation:

Penn  Octane  Corporation
77-530  Enfield  Lane,  Bldg  D
Palm  Desert,  California  92211
Attention:  Chief  Financial  Officer


If  to  Borrower:

M.I.  Garcia  Cuesta
Jesus  Del  Monte  #67,  Casa  36
Colonia  Jesus  Del  Monte
Huixquilucan,  Estados  de  Mexico
C.P.  52670

     Any of the addresses set forth above may be changed from time to time by written notice from the party requesting the change.

19.     Applicable  Law.  This  Agreement shall be governed by, and be construed
        ----------------
and interpreted in accordance with, the internal laws of the State of New York without reference to principles of conflict of laws, except as required by mandatory provisions of law.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.


                                        BORROWER


                                        --------------------------------
                                              M.I.  Garcia  Cuesta



                                        PENN  OCTANE  CORPORATION


                                        By:
                                           -----------------------------
                                            Name:
                                            Title: